EX-99(16)(a)

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Investments National Municipal Income Fund (the “Fund”), hereby constitute and appoint David F. Connor, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Fund’s Registration Statement on Form N-14, including any and all pre-effective or post-effective amendments or supplements, with respect to the reorganization of Delaware Investments Arizona Municipal Income Fund into the Fund, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission and any self regulatory organization.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 23rd  day of February, 2011.

/s/ Patrick P. Coyne
Patrick P. Coyne

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Investments National Municipal Income Fund (the “Fund”), hereby constitute and appoint David F. Connor, Patrick P. Coyne, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Fund’s Registration Statement on Form N-14, including any and all pre-effective or post-effective amendments or supplements, with respect to the reorganization of Delaware Investments Arizona Municipal Income Fund into the Fund, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission and any self regulatory organization.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 23rd  day of February, 2011.

/s/ Thomas L. Bennett
Thomas L. Bennett

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Investments National Municipal Income Fund (the “Fund”), hereby constitute and appoint David F. Connor, Patrick P. Coyne, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Fund’s Registration Statement on Form N-14, including any and all pre-effective or post-effective amendments or supplements, with respect to the reorganization of Delaware Investments Arizona Municipal Income Fund into the Fund, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission and any self regulatory organization.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 21 day of February, 2011.

/s/ John A. Fry
John A. Fry

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Investments National Municipal Income Fund (the “Fund”), hereby constitute and appoint David F. Connor, Patrick P. Coyne, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Fund’s Registration Statement on Form N-14, including any and all pre-effective or post-effective amendments or supplements, with respect to the reorganization of Delaware Investments Arizona Municipal Income Fund into the Fund, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission and any self regulatory organization.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 23rd  day of February, 2011.

/s/ Anthony D. Knerr
Anthony D. Knerr

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Investments National Municipal Income Fund (the “Fund”), hereby constitute and appoint David F. Connor, Patrick P. Coyne, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Fund’s Registration Statement on Form N-14, including any and all pre-effective or post-effective amendments or supplements, with respect to the reorganization of Delaware Investments Arizona Municipal Income Fund into the Fund, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission and any self regulatory organization.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 21 day of February, 2011.

/s/ Lucinda S. Landreth
Lucinda S. Landreth

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Investments National Municipal Income Fund (the “Fund”), hereby constitute and appoint David F. Connor, Patrick P. Coyne, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Fund’s Registration Statement on Form N-14, including any and all pre-effective or post-effective amendments or supplements, with respect to the reorganization of Delaware Investments Arizona Municipal Income Fund into the Fund, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission and any self regulatory organization.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 22nd  day of February, 2011.

/s/ Ann R. Leven
Ann R. Leven

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Investments National Municipal Income Fund (the “Fund”), hereby constitute and appoint David F. Connor, Patrick P. Coyne, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Fund’s Registration Statement on Form N-14, including any and all pre-effective or post-effective amendments or supplements, with respect to the reorganization of Delaware Investments Arizona Municipal Income Fund into the Fund, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission and any self regulatory organization.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 22nd  day of February, 2011.

/s/ Thomas F. Madison
Thomas F. Madison

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Investments National Municipal Income Fund (the “Fund”), hereby constitute and appoint David F. Connor, Patrick P. Coyne, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Fund’s Registration Statement on Form N-14, including any and all pre-effective or post-effective amendments or supplements, with respect to the reorganization of Delaware Investments Arizona Municipal Income Fund into the Fund, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission and any self regulatory organization.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 22nd  day of February, 2011.

/s/ Janet L. Yeomans
Janet L. Yeomans

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Delaware Investments National Municipal Income Fund (the “Fund”), hereby constitute and appoint David F. Connor, Patrick P. Coyne, David P. O’Connor and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Fund’s Registration Statement on Form N-14, including any and all pre-effective or post-effective amendments or supplements, with respect to the reorganization of Delaware Investments Arizona Municipal Income Fund into the Fund, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission and any self regulatory organization.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 21st  day of February, 2011.

/s/ J. Richard Zecher
J. Richard Zecher

POWER OF ATTORNEY

I, the Chief Financial Officer of Delaware Investments National Municipal Income Fund (the “Fund”), hereby constitute and appoint David F. Connor, Patrick P. Coyne, and David P. O’Connor, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Fund’s Registration Statement on Form N-14, including any and all pre-effective or post-effective amendments or supplements, with respect to the reorganization of Delaware Investments Arizona Municipal Income Fund into the Fund, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission and any self regulatory organization.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 23rd  day of February, 2011.

/s/ Richard Salus
Richard Salus